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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005

                                 -----------------


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                -----------------



       Cayman Islands                    001-16855                98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                         N/A
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

     At its annual Investor Day in New York today, Scottish Re Group Limited (the "Company") announced that in its upcoming Form 10-K, the Company will be reporting that management has concluded that a material weakness exists regarding the internal control over financial reporting as of December 31, 2004. The material weakness identified relates to the monthly financial statement closing process in the Company's UK subsidiary. When the Company acquired World-Wide Reassurance Company Limited on December 31, 2001, the financial reporting and administration of that business was largely performed manually. Since the acquisition, the Company has enhanced staffing resources, implemented modern administrative and general ledger systems and converted the manual records to these systems. These systems have resulted in improved data and the Company has implemented internal controls over financial reporting in respect of these systems. Nevertheless, in Management's opinion, inadequacies remain regarding the timing and detail of the analysis of results of operations and the reconciliation of premium receivable balances that existed at the time of the systems implementation. The Company has recently implemented a number of additional controls that have not yet been in place long enough to evaluate their effectiveness. In addition, the Company continues to take a number of other steps to improve the internal control over financial reporting in its UK subsidiary, including

          o Implementing control improvements that have been recommended by the Company's internal audit department, as well as remediating control deficiencies identified by the Company's internal audit department and its external auditors;

          o Hiring a new Chief Financial Officer and Chief Actuary for the UK subsidiary as of February 1, 2005;

          o Hiring a new Head of Administration for the UK subsidiary as of January 1, 2005;

          o Completing a reconciliation of all premium receivable balances in 2005; and

          o With the assistance of a major international accounting and auditing firm, continuing to comprehensively review the UK subsidiary's finance function


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               and implementing recommended process and control improvements by
               September 30, 2005.

     In accordance with Regulation FD, the information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              SCOTTISH RE GROUP LIMITED


                              By:   /s/ Paul Goldean
                                    --------------------------------------------
                                    Paul Goldean
                                    Executive Vice President and General Counsel



Dated:  March 15, 2005




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